EXHIBIT 32.2
                                                                    ------------


                     CERTIFICATION PURSUANT TO SECTION 1350
                            (furnished but not filed)


In connection with the Quarterly Report of Digital Imaging Resources Inc. (the Company) on Form 10-QSB for the period ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the Report), I Joseph Bellantoni, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Theodore M. Swartwood
---------------------------
Theodore M. Swartwood
Chief Financial Officer
February 21, 2006





A signed original of this written statement required by Section 906 has been provided to Digital Imaging Resources Inc. and will be retained by Digital Imaging Resources Inc and furnished to the Securities and Exchange Commission or its staff upon request.